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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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                                 Date of Report
                        (Date of earliest event reported)

                                  May 22, 2002

                                  THE GAP, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                   1-7562                    94-1697231
-------------------------  ----------------------   ----------------------------
 (State of incorporation) (Commission File Number)  (IRS Employer Identification
                                                        No.)


                 Two Folsom Street
               San Francisco, California                            94105
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       (Address of principal executive offices)                   (Zip Code)


                                 (650) 952-4400
                      -------------------------------------
                         (Registrant's telephone number,
                              including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

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Item 5.     Other Events.

            On May 21, 2002, The Gap, Inc. (the "Company") issued a press release announcing that Millard S. Drexler, Chief Executive Officer and President of the Company will retire as soon as the Board of Directors appoints a new Chief Executive Officer and President. A copy of this press release is attached hereto as Exhibit 99.1.


Item 7.     Exhibits.

99.1        Press Release dated May 21, 2002

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               THE GAP, INC.
                                               (Registrant)


Date: May 22, 2002                             By: /s/ Anne B. Gust
                                                   ------------------
                                                   Anne B. Gust
                                                   Executive Vice President and
                                                   Chief Administrative Officer

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                                  EXHIBIT INDEX


Exhibit Number                           Description
--------------                           -----------

99.1               Press Release dated May 21, 2002